Prepayments and Other Current Assets (Details) ¥ in Thousands, $ in Thousands	Sep. 30, 2020 CNY (¥)	Sep. 30, 2020 USD ($)	Dec. 31, 2019 CNY (¥)
Prepaid Expense and Other Assets, Current [Abstract]
Deductible VAT input	¥ 1,099,126		¥ 1,253,617
Prepayment to vendors	85,103		88,900
Deposits	43,737		73,271
Other receivables	262,247		186,105
Less: Allowance for doubtful accounts	(4,459)		(22,635)
Total	¥ 1,490,213	$ 219,486	¥ 1,579,258